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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 22, 1998 included in TeleBanc Financial Corporation's Form S-2, as amended on July 22, 1998, and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP


Washington, DC
July 23, 1998